Exhibit 99.2

ELECTION FORM AND LETTER OF TRANSMITTAL 'Ihis Election Ponn i~ being delivered in connection with the Agreement and Plan of i{cul"ganil.'Hinll (the "~lcrgcr Agreement"} between Fir,;! Capital Bancshares. in c. and LCNB Corp. whcll.!by hTSI Capilal13"nl'~han.~.-, Inc willllWl~~' with and imu LC;\,U COlP Mailing Address: EXCHANGE AGENT: RECISTRARAND TRANSFER COMPANY Br Ill/lid: Rcgjsuar aut! Transfer Company 'Il' Ill' ~/Jc<1i\'l',this EI~<1innForm must h~ n'rciv.'d "Jlhe Exdlallj.!l'A.~~!JtI1Uluterthan :'1:00{/,U\.t:ST nn ;\lunth Il:t.•·. Registrar and 'Iranstcr Company Attn: RCOf)!./Exdlan!!C Dept. Yt-.lrt"g~lh,'r\\'ilh 111<~'1,,("k....rtllk~IL'{s) r~jlrc.,cl1lill)o>:\leh.,(mft's "I' Hr.-I C"I'll;d H"I1,·.,II~m~, Tll~.couunou ,1ul'k ur II Attn: Rcorg/[~xdlallgc Dept. P,O. Box 64.'i - Nollct- nrGmlnml~~d Dcltvery, Please l'I'a,iliw t11Stnl~Ii01~c'H" n'ful1ybefore l'''ml}IL'lll1~lids ronn. 10 Commerce Drive Cranford, New reI's!.!},07011,·064:; For assistance: (HOII) 36H·594H. ('milford, New lersc\' 07()lfi (See Instructions) N,II11C(S) and Address of Registered Holdcrts) Certificate Numbcr(s) Total Number of Shares Represented by Ccrtificatcts) DESCRIPTION OF CERTIFICATES SURRENDERED Ccuificatcts) Enclosed (Attach List if necessary) TOTAL SHARES You MUST submit ALL your ortgtnul Hrst Capita! Bancsharcs, Inc. Common Stock certlflcutes in order to complete the exchange process, If you cannot locate y01l1' lll'igillai stock certificute(s), please cheek the hnx below, complete the Affidun'{ for Lost Stock Ct'rlificnte{s), and curetully follow till' illstl'llctillll~' on the reverse of this Letter of Transmittal. o Check the box 10 the len if yonl.Jave lost ,my elf your Fir~t Capital Bancsharcs. Inc, stock ccnificarcs and complete the Affidavit For Lust Stock Certificates I 011 the reverse side (Sec [nsl11lcttOI1 B(5)). ____j ELECTION OPTIONS (MARK ONLY ONE BOX) EXPIRATION 5:00 P.M. EST ON MONTH DAr. YEAR (Sec [nstlllt'lioll A(1)) o AU, STOCK ELECTION: Exchange all share" for share.s of LCNB Corp, common stock for each Fir.~t Capital Hancshares, Inc. share, pIllS t:l)'.h in lieu of any fmc\ioll:ll sh::ln.'s ("Stock Eleclion") o ALL CASH EI J~CTTON: Exchange all shares for eash (SJO.76 per :-ohare) cCash Eleetiou") o COMlllNlI:rIONSTOCK/CAS" ELECTION:E,"h""gc ,ha'·" or 1'1,,, ("""",,1 Il""e>hmc,. I"c. "0"""0" ",.ek "n LCNIl COl" common stuck anti the remainder in c'l.~h ("Comhination [~1ccli\)n"). (Jlka~c wrile in the hlank lhe numher of shares YOlJ would likc 10 exchange for I.('NII Corp, Cummon S\(lck.) o NO ELECTION: No preference with re.!o[leel tl) the receipt of either l.CNIl Corp, common stock or nlsh, IMI'ORTANT: IF YOU DO NOT SELECT AN OPTION OR SELECT MOUE THAN ONE, IT WILL BE ASSUI\Um THAT AS TO THESE ~il-IARES YOlJ HAVE NO I'HEI'EHENt:E AND THE SHARES SHALL HE UESl("NATEH NO ELECTION SHARES. IN ADlJlTION, YOUR ELECTION IS SUBJECTTO CEUTAIN I.IMITS AND ALLOCATION PROCEUUHES SET HlRTH IN THE MERGEI{ AGREEMENT. It is understood thalthii\ clc<.:tion is snbject tn thc lenm, condilions <lnll limit<llions liet 1'00th inthc Mer~er AJ!.u:cmelll and this Election Foon. In pnrlil11l,lr, all ekcti()l1~ arc subject to the limil,uioll Ihat, 011 :Ill aggregate b;\sis, lIO !lIql'e thall 5tYA of First Capital Ballcshar{~~, Inc. common stock will he cOllvcrted into LCNH Corp, comlllOIl stock amino I1Hlre than 60'/' of First Capilal Hallcshares, lilt'. com mOil s(()ck will hc converted inlO cash. I,('NB Corp, callum. Ihcrdore, ensure that all First Capital Batlc.~lwres, Inc. shareholikn; will f~'eeive their eJectiun choices. Any adjustments W Ihe ekr..:ti(lIlS will be made in ael'UnlmlCC with the allocation :IntI prormioH procedures sCI forth ill [he l'''fcrgcr Agrcl.'IHt'llt Ihal is aHHehed as Appelldix I to the Proxy Stall'IIlCIlIIPrnspeC(lls. The undersigned represents and warmnts Ihat the undersigned has fill! power and al1lhority In suhmit, sell, assign and lransfcr the ahoye dcscrihed shares of r:ir:;t C;lpit,LI BilUcshall'.~, Inc. COlllllHUl ,~tock ,mil Ihil\ whelllln::epled for e,\t'han,ge hy LCNB Cnrp, will acquire good and unellcumhered tille therein, frce and dear of alllicns, fc~trietioJls, charges aud eIlCllmhnll1ce~. The undersigncd irrevocahly eonslitllles :UHIIIPP()il1(~ (hc Exchall_\!c Age]]t as the tntC and lawful agent lind HlIoftley-illfact or the I1ll{lcr,~igtlcd with full power of substitution to exchange eeniJieates formerly rcplesentiug sharcs (lfFirsl Capital Hantshares, 11Il'. together with act'olllpanying cvideut'c of Ir;\1\sfcr :md authenticity, 1'01' cenifll'<lles represcnting shafes of I J'NB Corp, or cash, as scI fOJ11\under "l~ketinll Op1ions" :llld II.~provided in (he Merger Agrcl'I11l:1I1. Delivery of Ihe cuclosed ccnific<ltc(s) shall he cffe~~(ed, and the risk 0(' loss <Ind (itle (0 :-'lIch cerlifie~He(s) shall pass, oilly upou proper delivery there!)f to Ihe Exchange Agent. All authority herein conferred shall slu'vivc the death Of incapacity Il!~and :my ohligatioll of the ull{lcrsignl.'d hereunder shall he binding Oll the heirs, person,\1 representatiVl.'.'\, succcssors and assigns of. thc undersiglled, SI'ECIAL UlcLiVERY INSTRUCTIONS (Sr.'c Instructioll B4) ComJllete ONLY if the New Cerlifiwle a1l(Um Ihe cheCk, as Hpplkab1c, is 10 he delivered to somcolle other than the ulHlcrsigned or to thc undersigned at 1m "ddres$ (1(her than that shown tinder the undersigned's nllllle ;11the top of Ihe leHef. ~'fail Ncw Cenili<;lIle andlor check to: Dated _ SPECIAL PAYMENTAND/OR ISSUANCE INSTRUCTIONS (Sec Instl'llcti(lllS IH and 2) To he completeu ONLY it' (i) (he New Ceftiliclilc to he issued aud/or Oi) the cher..:k in exchange for thc Certifkalcts) .~UlTCllllcrcd herewith arc to be i~stled ill the nallle or someone other Ihan the undersigned, The taxpayer identification number of the new owner must bc provided, (S~'c InStrlH:lioll 7) J.~s\le aud dclivcr i','cw ('cI1itkmc ,md/or ~'hl't'k 10; Name: ----,"c-'lc-,l~-'IO-".~inl~l'~i(li-,.7CM&:-c7c""lLd--'S,dI7IN-~' .,I-!lc:-, ----- Address: _ Address: _ II\IPORTANT -THE BOX UELOW IVIllS'f BE SIG!\'EI> ,\Nn IJATEUANOTHE SUBSTITUTE FORM W·9 ON THE REVERSE SInE MUST BE COl\WLETED WITH SIGNATURE ANI) TAX m NUi\IBER The signatUfels) silml!d he gl1:1talllced hy all Eligihle HllHUdill Illslilutioll ,II a memher of:t r~~giSt\'I\~(1N;lIional Seeurilies F.xdlange or thc FINI{A pursuant \(1 Senllilics :,md E.'(change CIl1\llllissinn Rule 17Ad-1.'l. IMPORTANT SIIAREIIOLDER SIGN IlERE (Also Comph'le Substitute }'orm W·9l MEDALLION SIGNATURE GUARANTEE Required (lllly if $l\ed,ll l"l)'lll\;tlt ,mlllof ISStlalll'C 1J\$(rtll',tio(l!\ afe pl'lwided, (Sec Instruction H·l) x __ ~"::.'''c;:h::-''c:,'="',,-d "'hYC-:'o:-c.,Ic;'''::::',,''-d"'h""""'="''''I-'''.'''".'':;;·'''''';:;-'' :::""',,,"',.,7, ,::::,,,=,,::::,,,cc,,,,cc.,;::;,,,,Tkcc,,:;;O"''''I;,::;;'''':;;-''.'cc,. If ~igllnlll[,c i~ hy ,1(IIII'[\CY,,'J;,:ClltOL arllllil\i~lr~\Or. IlI1SI,'l' "t' gl.l~ldir!!l, agl'nt jll' nilwf p~rRon arting in " ftJlIl'iat)' or rcplc~clll"ii\'c 1';(P;I~ily. pic:n,c ...d r"11h full IiIIe. S..:c IU~I[U~li"" III Dated NiltIlC(S): ~~~----------~ H'lcasc!'rinll Capacily: _

INSTRUCTIONS ,\.SpcdilIConrliljClI\.~ 1. Tim~ in which In l\hk(' "11 Election, 'Ii) iH' dfp,1jv,', a l'!I!Jl"liy c()JLlI'i<'I,',\ ElO'.-tiuu Fonu :""'OlilPOlllj,·,J hy Ih!' ~1,,<"k C.'llilic.lt.'L') r"[,!<'Mllling ,1)1nf lilt' h()l(j,'l'~ ~h"t<'.' (If I'Ll.,\! C"l'ila) B;lliohal(\'. Inc. common ~hlL'I-.:nr a Noljc~ of Guaranl~cd Dcliw\y milS! be received by Rcgrsuar aml '1bnM<.~' Company_ the D;dlaILJI,cAg:cnl, norlater than ,~;OOp.m_. E'\T UJ] .\1llulh D~y Yc',,! ("Ek~1i()n /)e.1JliD~"). [lo}dcl.< of Fir,t C'l'it,,) Hancsharcs, Inc. ,nlDmun stock whnsc Election Form "nil c~J\i(i'a\~{s) arc not so Icc~i\'~J nr whu revoke their Election Form will h,' considered OJ N(}n-Ekc\ing Sluuchoulcr. Sc~ lnsuuctiou A(7)hcinw, 11w 111('lh",\ nr ,ldivC1Y "[:111 documents is ;'11111.' option an,! li;k nflh~ Fh~1 CapitalHanrshan-s, Jnl'. $hal,'hnl(kl, hut if~"nl by matt, h'gi$I"Il',1 m?il,pl"P<'lly instil"!!, with I<'(um I"<<'ipt ""I\I"';I,'d. is recnuuuvnded. 2. lle.cnllthm "f CCI1il1l'alrs.lnscll inthe I",~ ar lh~ fUp nf thc E!celin" Form I",lrk~,' "i)".'nipli"n of Ccrnflrntes SUlTe",klcd"lh(! ,','lliiK,UC 1111I111:"'ns)"flh~ F1I51 Capital Banc'.'ih",,,s, Inc. common SInd c"liill,'alt'/s) Ihal yon arc SU1T<'Ud"lillg herewith. lilt' flllluh<'f of ~h<lI\'5 r"ph's.'IIIo'd by each ullifi<'"h', and Ill<' II,UII,'(S) and addT<','_,(N) of th,' r"Si"t"h'd 'lWII,'r,< of such cNtiflc"1<' .... If lll<' _'P""" prnvi'kd i,' insuffictcru. aUIII:h" ~~pawt'· ~hccI li,'lillg thi; information. J. Elcctlen Op!i"n.~. Inlh,' section !"bd,',1 "Elt't'li,)l1 Oph,)lI~." imhrate wh,'lhnyml would h]';,' 10 n'<"'iv,. ill ,'xt'hm'g,' (nr Y,llIr ~h"I"s of Fir.<! (";'pitalllant'"har,'s. Ine. t'l)IUlIH<I\ Sl,l,·I;. "n!y sh;,r,'s nf 1..C~1l emI' common"lo,k, nnly I..'a.<h. ,\ ,'ombinalion of <'OllHll"]) sloe].; lin,! l'a.'h. or "No Elcdion". ~f;"].;only nne ""lel..'liun in Ihis scl..'!ioJl. The Mcrg:cr Agre~mcnl lilni!., the allHOUUI of LeN]} COIP l'''lmnon 5tucl; Ihnl ,'HII be i,,\ucu in (h,\ )"krj:;cr, ,I> well as th,' :lIllOUnt <If ,'IL,h lha( call h,' a.:h:m~"d fur Fj'51 C'~pita\ B~Il~.<h~'c.\. IlIe, commoll ,(oc].; :1fld it (h11; mil}' not he p').,,-sihl~ fur al dc,·tions In be hOllm~d ill full. In "d,hlim\ Ih~ lLlalkcl 1"1,'" of l.eNfI COIP :II Ih,' 111m' of (h~ Mc,,,,''- may aU"','1 Ih,' IlUlIlll<::1 ',f I.C),:B C,)II' <"l11nll1on ~h~Ie; IMlud. '1'" lind mu 11IO)Ie~l-",\l( lh<',I,' Iomil; mul (h" all')l'3Iion mClho,! Ihal WIll h.' II.'~,L pk.«c .ICC Ih" ddil1i1i"n.' ,,1' "Assr,'s:ol,' (''''I.<i,krali''iI,'' 'TJll'h'lII):c [lalin."" IFNII M'lfkell'rin'," ,on,1 ""lers", l',,".,j,\cmli,,":· ".~ \\\'11 ,,_<Artid,' .I.{ll (0.1) l{ealhle"linll "j" 1.eNB ("'''"11,,", ,~h;"L"< 'md Ca.,h ill Ih~ M~rger Agr~~ment. ..f, nl"n~~ nr RHofalilln of Elcfti,,", A hu!da ur ,<h<lr"~ uf' FiI~1Capilal B;Hl<',~lt"r~~, IlIl·. nlLlllIIll1l ~\""k w\'" h,,-, In,!(k;1I\ "I<-dioll LIIay ut an)' linll' prior III Ih" EI"dIOIl \) .... <llilO" dlallg" ;Ill'll de"liOIl b)' ~I~bmillillg (0) llll' E"I(I'\I>IIIi-" Ag"ol a 1I.'\'i~~d Elc,'linll F')lnI, properly "OIl1[lkl~d and ~ign,,,!. Ih~1 i" le~'·I\',~.1 hy Ih., EX<'hallg,~ Ag'~111 ptillf 10 Ih~ Ekclil1l1 Ik",\lilw 5, J"inl FOI1Os of E!Hlioll. "nhkr.< nf Sh"h'~ O)(First C:L[lilal Ballc.'h,m's< Inc. COLllllUlIlsln(k who 1lI;lt,· i'joint rl"Cli'}lIl1'ill b,' c'lIIsid"f<'u In h"" "jllgt.- hol,kr,'!' ,Udl ;h:.,,'s. J'lill1 Ek~'ti.11I F')JIlL' :11"! 1",,'lkr~ of Tr'H(.I!uill.d lIIa~' b" ~\lbmille,1 "nl)' hy p"I~.lll,' ,<llhmilliu,\! c'~lIifleal"s r"gi~1cI~..! in di((aenl (nITn.' Ilf 11,,' ~"1Il<' 1I,llllC (e.g. "Juhn 'smilh" ,m Olle {·~tlif1<'''I,' ;;nd "J. Smilh" ')I] "nlllh~l) ,lfll/ hy pn,"'I" whll tn~y h~ mn~jdcrrt! 10 0\\'" "~dl ollll'r's .<;Imn", hy f,'lll<1n of !lIe owm'lship "urih!.l(i<ln 1Il"'-' cnnlo1l'II,,<1 ill S~"Il{l1l .'l~!il) "I' Ih,~ IIII"rlll<llkl'c'nll,' {'."I.- nf l'lX6. a< IHIWlld,'d_ If thl.< !.Ok-ninn Fnlltl i~ .'111"nil(cd I,~ a J<Ilnl El,'((l'lII F"l1n. eal'h h'cmd IH'hicr <1f .~h:l.h',~ of Fir.'1 ('31';1:11 Bijlll"share.<, 1111'."'''llm"" ~Wl'k cUl'cl\'d h~l'chy Inll.I( 1""lll'lly .~!gllihis ElcdHln F"lIn in m'Cnl<l~nc,'. \\'llh In~!nl<'li"n H/!)_ ,HI:l.ching addl(ill"al .'il~~(.-; if "",',',"''''')'. Th~ ."gnHI1Ir~.' ,,( ,meh !",hkr~ willl'~ d~~I11,"! 10 c"n.'~it\ll" H "~lliliL'ati"n 111,,1Ih~ 1','1"""" .;uhmit!;ng" j"inl Flecli,,"l'ullll al'~ digi!,k hi <I" _',I 6, Fot1l1s of Elccllnu j'I,'{)ll1hl~~~. AllY H'e"l,l hold,,, of ih:JH'S nf Fust (_"~)jlall-lalL<".Ih~lc,<, hl,'_ ,''':Jlln"" flll,.1; \\lm i.<a 1I00nin,'" III")' "lIbm;1 "IH' UI 11101,' Elcfll<>JI Fnlfns 1,lId L,·tl'·I~ "f'lb"'H"'l~!, "Hhr"llll~ "n Ih,' ("rln llr j'''I1I1.~",;o")lhill:ll1"" ,,1'l'kdj<>l\,; ,·"\·cli1\.\111pl,, Ih~"~~rc~"l~ nllmh","f~h.>r~.' "rl'ir_'l {'''l'i\''lll'n]l'.-;il"r~,;. I,U'. ,·"nll""lI~I'Il·].; "wlll',1 hy "Ikh re'''f<! hnld.r.II"\\,,,vcr, UP"II III~ r~'!<1""1 ,,{ 1.c~H ("up. ~Udl r~mHII1<)ld~l~ will he lC,!lIir~d In {"~llify hI Ihe sali,«adion nf LeNH ('0111. thaI sUl'h ,ec",d Im!dcl hnla< "nrh ~lIalc~ of Fir,'l Ci'pit«1 H,'n'·"b;IIL'.', Inc. "omm'm SIoK); '" nominc~ (or lhe l'cndlt'I,,1 nWJ)tr.' uf ~uch ~Iure". Eadl u..'lIeficial own~r for whom ;'Udl an ne~linll FUlm i.<so ;unmiucd win lit' U";11CII a.' a ~qlJtat~ ~hJlchnldcr ,,(Fir~l CJpilalllulicshar,,,<, In.:. f"rplllp""~,, "f ull"cJli"n LC't\'1l (':>lp. "'''I1IHUn .ll<lek ~nd ,'ash paym~nls I{ll)<' L~.m~d upon (unMllmlllltilln of Ihe M"!~.CI: 7. Sha~~ a.~ III Which S<1 E!t'cllon Is :U<ldt', Hnld"I~ of sharu of Fil~1 C~pi(al Ballc,<hafcs, Inc. ,'01ll1l10n SlOe).; wl:o mark Ih~ .. ~o F.I,'dioll" hn~ on (hi~ Ekdinll FOlln, or whll fail In .<Ilb,"il a pWI"~lly n"nl'!t'I~d Ekel(nll Funn lUj!~lher wilh t·cl1i(kald.l) Iqm-scnting Iheir "harcs o( Firol (',\I'ila] Bannhall.'s. II",. l'OIllIlHln slod.hy Ihe Eic,'lion J)cad1iIl~. (l[' II"ho Il:\'ok~ (h,'irpr~liously sunmitlcd Ii!.-",i'lil 1"11111 and f"il UI"U!>",il n l'rnl'crly l'()UlJll~IC,1 1'."',·liol\ FOIlII l'l~_~lhawith '·C,litil'ilICt.<1 [c],I\'.<"lIlin)\ lhdr ,Ihar~.~ of FiLlt Capilal H:<nC.,han''<. Inc_ ,'mlllllnn .'h'c'].; ("NOII·Elt',·li".'l1'hlll\'hohkl"i. .,hall hnw theil .,h:,,·,'s of FII·.I1('"piul B,,,,~ ..I];\r,'s. In'" C')IIIIII'ln ~h)l"].;c')JI\'nl,'d inln Ih,' ri~hl lot ro·,'<'iw ,I "'L<h pa)'III"1I1 ,,1' $.10.7(, or "hal"; of LC;\B Corp. ,'l)]IIIWln .lIne].;, .<uhj,'cl In :,djusluI<'lIt fur ,'",'h .,har,' Ih,'y "wn in ",,"<)fdan{"c wilh Ih~ aliurul;on :>Iul pn)r;<lion prowjsioll.' ~d ((lllh in lh~ M'~L'!!~I'\llh·,'m~ll!. In ,1,ltlitin", a holdcr wile> dnc,.; nnt ("II,kr:m Ekdinn 1M all ,)f his 01 lWf "hM,'" will h,' ,k,'I1I<',l 10 b~ ~ i\'nn-El,· ...t'ng Shard",ldcr with rc~p"I..'( tn Ih,,~c .,hares not (elI<INCd II. GeLlHl'1. I. Sil:ualun's, ·1l1Il,.ign'll\lre {ur signalL1!'cs. in thi~ C,~<e nf "",li(..-"Ic" "wnc,l hy IWO or IImre joinl h<)!den' of (cllific'Hc,< fllr whil'h" j!ll])1 Elc,'lion 1'01111 is ~lIhmilled) 0111 Ihe Elcdilln FOIlI1.<\i"uhlc'lLTC.'po",1 ~~~~lly wilh the n,lInd,') a.< wtillcn nn the f~~c \l[ Ihe l'CLlilie.'llc(s) \lnk.<~ 11w shalc~ nf Fil~t Capilal 1l'lIIcc,h'Llc..<, Inc. <'omlllon ~In<,].; ,k,'ctibcd nn Ihis Elc<1inn Fmm hal"<' beell a<"i,l,!1wd h~' Ihe r~~i~t,'rc,l hnhkl1~), in \\11idl ev~nllhi:; Ek,tiull I·hlllt should I,,' ,-j,l,'II,'d in ,'x~'11y (he samc flmn:L< Ihc Ililllle or lh .. la.~t UiIll.,fclec Intlkal,'d nn Ilw Iw,,;fer allarh"d IU "' ~odt,,~['d (III Ih .. l'cltifil'all'(s) If lhis Etc,'lion FOllll is "ig.llt'tl hy ~ ]ler~{)n mhHlhJII Ih~ rcgi'<lcJcd owncr (lflhe c~lIiflc~'.~(si 11;1,'0.1.Ihe C~1Iilie"iC(5) I11I1"tbe cnd"r.<cd ()raee"mp~nicd hy 1ll'prnp,;31c ,'IO~].; p<1wrrl.' ill clthcrC<L<,· .,igncd loy the rl'gi~\cled nwncr(s) in lhe narne(s) lhal aJ'l'~ar ,III Ih~ cClliflt":l.le(.I). 'lIId the ~igndu!'~(s) apl'calill)! on .Iueh '·II(h".Io'm,~nl(~) or stod: )Iowcr(.;) m,d Olt lhi~ Elcrli(lII Fml11 IIIUSI he gml.l'Ullccd hy un d,!'-ihk tilwn,'ial ;II.'I;\\1Iinll O11'l'mkcr whl) is a mClllhcll1,all;';lmnl ill 3 Mc.l:IlIi"il Progrmn al'l'HlI'cd l,y Ill<' Sc','I1,ilk., Tr:.Hl.,fu As;od,l\lnn. Inc If thiS F.lc~lion F(IIm IS "il.!ll~,1 hy a Ull,t,'C. l'X~,'U\ll!" adminislmlOl'_ r_u.l1Llian, offje~l'nr:l ,'oll'nrnlion, a\lorney·in-farl orhy any olh,'r.' ~<"Iillg ill a rCl'l\',"'lHaliVl' or IIlJue;al)' l'al'a<'ity, Ihe peL'on .<lgning. Ilnk,~ he' OJ'.<h~ i., \h~ f"gi.'I,'r~,1 "\I'na. 11111.·1~iv<' .'\1t'11pn.,,,n',< lull litk in .'"eh '-:'I':,,';ly. "n.! "l'pr"l'ri,,(e ,'vi,kn,'e Ill' mlth',,)I), In '!C'I in ,'II,'h Glj'::<"ily !lm't ll~ t'mw;rhk,! 10 1\1" Fxdl;'n~~ A~"nl Wilh lhis i-:k<"(inn FOlln. Th~ <,cnih,·a\c{.<) JI:ay h~ -,\lrr~n<I"r,',1 hy:'l finu a~lin): '"~ II).';CIll ("r Ihe rC)!i.;lcr~,l h"l,kr)"i if ~nd: !inu i., II meml'.r or" r~)!i,'kr,'(1 t":.I(j",,,,1 S,,<'urill",-; "xd,;)~,~,' or of th~ Fi\:](,\ or i,' " """"Ii"rl'ial hank Uf Im.'1 o"Omp"ny III Ihe {!nil~tl St"lcS, 2, ~lI"ci"l I,,,ytn~ltt ~ml/"r I.Islt~I!CC In'lnrdinll_l, 11'..h~,·I;., ur ,·,:nilk"lc,' r,'pn',','nhng LCNU C"I1', l'''ltllLl''lI '<1''''].; arc II! b,' pay,d)ll, III llh' "rdtT ,_,f IIr l'<'hi;I,',-.'d in ,,11I,'r th:HI ,'xadly 1]", 1I;oIl\<'(S) Illilt IIPl"',II(,I'1 ,III Ill,' ,"'llil1<'"I,'(S) repw,;"lI(ilig ~hal~.'!lf First Capi(:;ll1:mc"har".I, Inc. ('''111111011 ~I"('~ h<'ing ,;uhlllilted h~I','wilh. th,','<'lllfu'<ll<'f,'1 M\IUllill<~,1 hc,,-wilh 1Il\l~1 h,' ,'n'nllip:jJ,i~d hy ;lpprnpri"I.' .<iglh,d ~In ..k Jl"ll'~l(~). ,md lh~ sigllaml\,(s) "pjl<'~lillg.,n ~lIch "1<1<"].; polll'cr(1) lUlu on Ihis Electi,," For", mLl~1 he g(lalUntc~tl hI' all E1i~,hlc- i'lmllll'lalln.<I;lIIlion nrhwkt'< w!w i.< B m,'mll<'r/pmliL-ip"nl in a M,',bliloll Pnogmm "Pl',,'\lcd by (h,' S''''\lIili~" T,-;U!sfcr A.'~ul'iatinn, Jilt". PI~a.'e also dlc,'k \,,~ apl'l'<'[lLia\o' llflx in "Spc·.-ial PIIYII!~nt 11I.'IIu<·liOIl"" 'HI thc Ek,'linll FMm . .1. St'Kk ·J)·~U.~rH Taxr~, II wi!! h,' a ,;,)I"lilioll 1<)lh~ i,'>.I\[IUI<','of any dwr].; <)1'<"'Itili,:aw rcpll',;entil1!l .<\lal','" of LCNB COlI' ... ",,"non SI'KI; in all)' 11<11111'o(t.l<lL)'1' Ihan (1)0' nRll),'(.,) ill ,,1I;l..'h Ih,' MLllClld<'Il'd ,·~mf;l·"td~) fnl' ~han", 01 Fir,'! Capila! H~nl·~hafl·~. Inc. cummon 0[<1,'); i~('al'~l rCt,j.ltcl',',1 \hat (hc I""son(s) I'c1)lIe.I\1I1, Ihc i';.<U:llIl'" nl .llIl·h ,'h,',1; i>r e"llif;l'al~ n'I>l,·."'llIin~ "hal,'.< 01 1.c~H (,"'1'. l'ornlnClll .<lm·1; eilhN pay 10 Ihe 1'~xehal1"e A)\"nt allY Iran,'f~r ur "t!le'!' laXes ''''Il1in:,1 hy 1",",'''11 IIf .,n,·h i""l1anrc'. 01' csl"hli"h 1,,!I\l' .'ali.,(:,,·(jon "fl11e I;.~dlllll)\c A:,!ell( Ih"l "udllax h:l.' hL','III':,id "f is nol "l'pJical>j,' ..f. SIl,~dRIIJ~li\'t'r)' IlIslfucllom. If d"'l'ks rn ~"I(ilkat,·s r"pi~~"nlillr shar,'.< o( LCi\'H ('<JIll. ,'''JlLlIlnll ~Ill(,].; :IIC (0 n,' ,1<"livcJl'd \0 ;<1m"'HlC IIlh,'r Ihallll",. h~~i~t"I~'! hnldN(s). "riO Ihe 1<·£\.(I'·h~,l hohln(si at "" :"IlI(, ..,,, "t),,'r III"" 11::;1Bpp,-:orin~_ "h!lw, I'k'~',-d!~d-: llie "ppr!lpri"l~ b"x in "Sl"'<"i;,1 Ikli\'~'ry 11I.<llIldi,,",,'" '"111 illsen I):,' '~~11;~11;'-',," .-"ldr,·.'" III 11\,. .'l~w'·l'rol\'i<le,! "n llli., li1.'<'\i,," FortH :;, Lo.~l Cet1lnc:rlc.. If pmI' ",'rtilit'ale(S) (','pll'i,'uling oh'IlCS <If FiISi Capital H~nl',;hatl'S. III~'. ,:<)]nmon ~Im:].; h:~, \have) hun losl, Slnkll "I M"lloy,',L ym! ~h<lllid d\~l'k tI", box lin IIII' f~l"l' 01'111,' E1<'di'l1l ['onll ill,li,';IIUIl! Ih;,\ Iii" l·ertHi".,{eL,1 i~ 1",,(. n'Hlr!d~ U)~ I~~I "flh,- f"nll, ill<"illLlillg til,' Allid"vil Fur L""I SIOl·].; ('I'rtili<':lh't.<) 1",1,,1" ;11,,1fl-Will il I" Ilv lixdulIg,' AJ:.\{·Jlt.along with a dl""kp,I'}"lhk I"TIH\"Ckl~ (:;.,u"lty &. SUh'l), C"l11pany o( Am.:lil·" illlh,' 11111.-,\11o1f1 l ..V,1 l)l Ih,' 1I1,Irl;d \'alll~ "flh,: h'l <:"Jli!i,:ah·f.<) 1,,1.s3n.76 pCI' "h",,'1 ;\11,1wilh 'HI)' ,'cllifle:'\c(,I) III A"'lttiring ('Olllp.lIlY Nallle ~'1U1I1I')(1~:ocl; in Y,)lIr Jl<1,-'~_\.'i"n (htllld Jl,.~mi\lm .:akululion: .'lI1wnl markcl V:,\lI" \( nlllnh~!' of shah'S l(l~I, ~Iokn or dc.<lmy,-d X Ij~t "" bond prcmiullI - <,xamplc lOtI !'har~s "r Filsl Capilal llar;c,<hlm'.<. 1,1l'. x S.~1J.7(' ~V ~ l ..or,L ,,:;~(,.1.~ hon,1 p,...mlUm (mlnimllm S.~5.(0), If your hond premium cn'(!eds S.1.7~O.OO you IIm.11 {'(lI1I'll'Ilh'g_i~h~1f mId Tn\ll~fcr Company (H{Jl)).1(i~·5<;1:\ imnl,'Jialdy. Th~ Ell'l..'li"lI FnLlO a,," Icl3t~d o.I,)L"I.II1l~I)lS,""11101II<! prol'e.;Hd IImil lh,' lnsl, "lOhon 01''k~(m)'cd ",'ll;hl'lI(<'(;) hn, llim-t<) h.-~II r.'pl,,~"'1. If ailihe' JI<'r"s"~ly d''''lIm,~n(., aI<' IInlld\\lf\,'d plioI' \(I thc Ek,'(ion Dcadhllc,yoLlI'Fle,(lonl'.'illhcdccnl,'Ja"NnEl,·(tin,,'". Cn-Owner, ifall~': 1),lle AFFIDAVIT FOR LOST STOCK CERTIFICATE(S) The IIndeniglleu herehy II(\e~IS !lilt! e"lift~,; Ihe follOWing: That! alll Ihe lawful owner ,If lhe ccrliliL'atels) lisled lin Ihi~ kiln o( lransmitwl 11.<; Illst. ThaI II oe:lrd\ fur Ihe c"lifil'~lel,~) has h~ell COndllL'll'd and Ihallh~se .'~rtilkate(s) ~·_<lt1lllt h~ lueated. Thallhesc l'crlirl<'''Ic{~) h;(l'~ nnt [>e<:n end\)l~cJ, hyp\)th~{'~t~d, ."old ur hild Iheir olVn~lship pledgetl ur clI('umhct~d ill any form, whal"lc\'~r. In re(\l\c~lillg lh~ rcplaL'clllelH o('lhi, CCI1ilic':;lctS •. I hei\!hy agrc~ tllal: If (hc,c ,'eflilk"ie/s) itl\! snhsequelllly IOl'aler.!, they will be Icn,Ierer.! (or l·ancc!1alinn. Thall illd~l11nify, pj'()I~O:l illld huld hILlm\c.,s LeNB eMil .. Travelcrs C,,~ualty Ii: Surely Company uf Amerit:", ,".ud Regislmr and Transfer C{)mJl~ny. alld ,IllY olher p,lI1y fWIlI aud a(!ilinSl aU los:iCs, ,'XPCI1'C,'i. cn.,I,\ anddmnilg~, induding legal f<Xii Ih:t! milY he ~UI~Cdl'd 10 Ih~.'e pilt1ie.1 ilt lilly lime in lite future ilS a re-Iull oflhc~'~n~'ell;'I\o1t ,tlld r~plaC~!I\Cnl of lhe l'crlif\c"ICls). All righl.< ;lcO:flling 10 Ihese p:mie, .. win nul !>~ lintil\~d hy Ihcir Itegli!'clwe, hrea..rl ('( dUly, iI("~iden1. ur olhcr IIblig;lliC>tl oillhe piltt of or hy any nffil'er Of employce "illll: panics. I itl'kn,)w!ctlgc Ihallhe <:erlifll'iltels) wi!! he r~plal'c,! ulhler an insunm.: .. ll1llld ItIll!crlVrillcn hy Trilvc!crs C~,;uilhy &; Sur~ly Company uf Amerie'!. My dl~l'k, payahle 10 Ihe Tril\'eICl> Casually & Surety CUII\p:tny of Americ,t, III l'l1vn lhe prcmium (If 1.5'i: of Ihe mark~t \';I]IIC ,)f Ihc slt>l'); \miuimutll S:15.(0)_ i" ~nd()se.\. ((urlh~r aeknnw[c,tge lIMI any nlini/ of "11 \l\SUfanl'e ilpplicaliun wjlh IlIal~ri,dJy li,jseO)rllli ...]c"dill![ il)tilm:ali.u, i., II fr;tlhhl\cnl iIiSUnllll'eilcl:Hld ""')' b~c,,"sidcr.:d acriUlc 1',;\e; If yuur bllJ),1 pr~tllium e~cceds S1'-00.nn you must conl:;~t Rcgi~lmr 1m.! Twnsfcr CmnpIII\Y (1I00).1611-.'i')4H il1lme,li:ltc!y Siglillen': _ .20 __ rio Del~rmhmll"n "f OIl~~lioll" All qnc$liolls with H""I'N'I tn \hi~ E1,"'lion FllIm ,UIU Ell,,'lions m:"k hy holde!~ of .;h:,n:~ nf Fir~t ('~Jli(;d Hannh«]l's. Jlle. romnHm ,~l"<'); fiJldlll!ing, wilhoul limilal;on. qltl',:hnn,' I,'hllillg fn Ihe (ime limit" or drc"tiwll<'~~ or n'Y<Il'i\linn '_>1~ny Elcl"lion, ,nlll qll~~I;O)n~ Id;llill,l! 10 ffllllpntnh"",< ,~, (n allll,'ah"n:» Will hc <1e1,'nnined hI' I.CNH Collp_ ,,,"l/or Ihl' EXchnn)\e Ag<'lll wh"s,' ,1>'!<'L1l1l1l.11lhllshall h,' nlu<"iuoiw IIlid hintlilll\. I.CNB Corp. ~hal! hal'<' th,' "hmhih' righl I" "'j",.! ;u'y alld al! Ekl'tinll I'''''IIIS alld !pll"r~ C'fTr~II.""illalll'-'1 in [lLIlp,'r fnOIl or tn W,\I\'o' ,lilY ilwgu]:uili,'., in ,my SUdl 1'<)1111I.lIlholl);h il ,lr,,'s n"t r<'lll-'''<''1I1Ih,,1 il will dOl ~<J. LeNB Cm]l. ,mil/or Ihe Exdl:ong.~ Ag_<'li! Illay_ 11m a,,~ nol ]\"I"i"~,ll", 1,,1:,~ re:l."w:lIl1e Jl"Iionlo infonl! hol,\<'I'o 1)/ Fil'.'l C'l'il'll IlHll~,'h:J'-'~~. Inl'. ,'nUIII1IlI1 ,'((Irk ul allY dd<'<'I~ Hnd may Ill).;,' I,'~"on"hk aclinlll<1 'l'~i.q '<\I<"hh(lld~r.< In (r,u<'tt allY "u"h dde~ls; ll;'W<'WI, n"ilh~r 1.ci\'!\ C",1'. 11<11Ih' e Exeh"n~e J\~CIII is l\l1d,'1' any o1>li~Htiolllo ""Iirr a holder of sh:n<,s of I.CNB ('<111'. c.lmlnon ~10'·].; of :111)'defecl in an \.'."'rliolll;>111) " IlIIllorlllllt TlI".llIfunnllll"n: SUh.~UtuI~ "'"rm W-9, E!lrh .<llLwndclinf_ .<h~It'11'lhkr i.< 1l.'<jlliw,l H) pnwide R,'~i,-;Imr mIt! Tntn"fcJ Com!l~ny wllh .'lId) hnldds corn','l T;I'(p"y,~r Id,'llli/ieminn ;\umbel ("Tli\'") on Ilw '<;Ul~'hlUle Fmm W-9 hduw mill In c~'lify \\"h,'\h~, !h~ .Ib'll~hql,Jcr 1,'l.<Il1>.I"{"t In hae].;up wilhhoh1tllg. Fmlul'~ In jllnvit!c su~'h HI{nnn~lloll lin Ihc (mtn. Ill:!)' ~Uh.I~"llhc' sUlwr"knng ~h~r~h(lld"1 In r~dela\ ill('HIl~ \,l' will~'>ll,ltng ,,1111,' "l'pli<'al'k willJ,,,IJing fOlk ,," l'aylll~nL' lI111d,' I" ,'l1eh .'tuh'm\Cling .,hard",l,1.'r wilh "'.'!ll·,'\ hllh~ "h,!J·s. If .'lldl h"l,kr is all ilidil'idll;11. Ih.· Tli\' i., his Uf h~r Su,'i"l S,·,'II,il}, lIumhcr, A huld,'r nl\l~l nll.'-' UUI ilem t~) in I';ut 2 of Sut't.<lilulC F'"lu W->j if MU'h h"hkr i~ Mllljcd 10 h;ockul' wilhhulding Cell;lIn IwILler", (inl'iuding. (111\"11)\olh,'r.'. all c,"!,or:llin"s :lnd "cI1:,in 1')rd,'.11 in,HviL1Il~I,) nil' exCllIpt fnlllllh,';c hacl;ul' lI'ilhhnh!in~ and Il:l'mling I'e'lLlilcIIlCIII,;. Exelllp( hnldrrs .<h:llIl<I indi(nl~ lhell "W'IIP! slalUS hy l'li<'<"l;ing lh,' hux in lh" Suh~lil(l(,' Form W-'l 1'.'111,,". In onkr rur ~ fO"'i£1I illdivid\wl In qualify as all ,'x"'lIpl n'cipi"III. sud, ill<livi,luallllllsl !'"blLlil ""I"It'IIII'III, .<ign,'d IIn,!,'r 1"'lIiLlli.,., o( I"'ljmy, ;o11,'.'ling IOsudl indi"iJtw!'" c;>'C,npl ,'lalli,'. 1'''1111.<of Mldl,.l:tICIIlClllS may II,' o1>l<lim'd fwm !~~~i.II'''1' and Tralll<1'Cl Cnlllp"ny.lfb;I{;'].;lIp wlilihoidilig aI'Jllic~.I{egi"ll1lr and Tl;Ill.-l'aCuml'any is I"'luire.! I" wilhhold !;I~ ,II Ih~ appli<::lh!c J;II~ of Bny paymenls HlaJ .. lnllw hold"I'OI "lhal'a)'~~. Ib"~11P wilhhn!din,.. i" nul an add;liolial lax, !fwilh!loldin)\ 1""1111,'in an ""cl]l3)'melll "fl:L~'·". a rdulld may 1>~oblatned (1'<III1Ih,' 1[[I.... nnl Hel"'lIucSnvie,'. II, llL'I"lrlc.~, All ill<jllitie_' wilh r,;-<pcl..'( I" !h .. ~unclldct of l'ctlil]<:"I"" o( ,'ornmon ,<Inc].; .,hollitl h,' mad,' ,lir"<:ll), In Ih, Exdlan~c A~~nl, Rel:j~lnLr and TnU1~-rcr CUnllmny, III 1_1I(J(]_J611·59~1I, or ,Ii, ~unl\! lolllfo(<l1rtcU.'·"IIi. SUBSTITUTE Furm \\' ..9 (Rev, [)e.:~mh~L'::!(JJ!i Departlilent /lr the TreaSUl'l Il1tl.'l'I1al UC\'clllleSen'ice Request rol' Taxpayer llientificiltinll NUllIher and Certification OK PAYER'S NAME: LCNB CORP. i~ee 1I1Slnl<'I\!lnSl Part 1 - Taxpayer hlcutilil-lLtilJll Number (TIN) ~ El!(el your TIN in Ihe appropri<ltc box. The TIN pwviJcd mmt llmtch lhc lHunt:: given on lhl'. "Name" line !n avnid hackup withholding. For individualx, this is your social ~ccuril)' number tSSN), However. for a re,~idellt alien, soh; proprietor, or disregarded clllily, sec the Pun I iIISlrlu.:liolls on pil~C 3. For oilIer clltilics, it is your clllployer idclllilkaiioll !lumber (UN). If you do not have a numher, sec lIfllr /0 ).:1'1 II TIN in thc (iuidclillCS" nn pa~,e .1, Null'. If the aCCOllnt is itl lllore lltan nne, name, sec Ihe chari un page 4 in !he (iuitielim;s fur guiticlines Ull whuse lHllllher {o enler. NallLe (",' I<hOWHon )'ourilll·Olll .. I;'~!\'lurn) Eltlplu),eridCllli!iL'al1on NUlllhcr(~) ('hc~k "JlP"'l'ri:tt,' box enr r",Jer,d (;IX d,,;~ilicalion ;!(']uiler.!): Part 2 _ Certification _ {lntkr Jlellaltks of PCljufY, [ (eniry Iltal: o IIIt.lil'idulLl/,';()lcpIOPli~t'lr OSC"l"P"l"'li"ll D l'i\r(l\cI~!li!1 D Tnt~l/e~IIHe o Limiled liisbilit)' wmp~ny, hllnlhel,lxd,,·sili.·"li"H (C:=C' el1l110JalillH, S",S l'(lll'omtiLlII, o CCofpllfali\l!\ (I) The llUlllbL'r s.hown on !hi.~ fo("m i.~my emrecl lax payer idelllHkation nllillher (Or J am wailing lill' a numher to be issucd to me). and (2) I am not subjecllO hflCkup wilhholding lwcause: (a) I mn exemp! frolll h:lL'kup wilhholding, or (b) I have nol been notified by the ImenlH[ Re\"Cutlc Service (IRS) !hul I am subject (0 backup wilhholtlill):! HXil restll{ of a failure III reporl all ilHCrcS! or dividcnds, or (c) the IRS has llolilied lIle !hal I am llolclilger subject to hackup withholding, and (I) l;un a U.S. citizen lIrolilcr 1I.S. person (den ned below). DO\hel' _ l'=plu1ncf"hipl __ DE;\cnlPlpayee o ()th~r t~cc instnlcll"n.~ in (iuhlc!iu~:iJ Ccrlilicutioll Insil'udions, - YlllI lIlllsl t'nl~S (JIll ilem 2 abllve if ytl11 have heen uolined by lhe IRS lhal you afe cUITemly slIbjCl'! 10 haekup withholding because YO\l have lilikclto report :111 imerest mill dividcnds on your lax relum, For fe,11 eSlale !ran~al'lion,~, i!em 2 doc~ nOI apply. For morlgage interesl paid, lIc([l)isition or ahandollillent of secured propaly, cHI]{"dlatjnn (If lkhl, C(lI}trihulinns 10 BIl indiviJual rctirc[]wll! :mangnnclll (IRA), ,lllt! genemlly, paymem" other than i1l1erest and dividends> you Me nOl re(luin'd !I) sign the Addr"." tnumher, ~lrecl, an.! ~pl. or ,~uite no.) ccrlifkalion, hut you must providc your COITec! TIN. Sce the instructiolls on pagc) inlhc GuiJelincs. CiIY. SI~lcallt.l ZI)lcu<.!c Sign Here Lisl nl'{"(>unl ntltnhcr(s) here \Ol'linnall Signalure of U,S. perSl)ll DATE ,20 NOTE: E4ILUIU, TO COMPLETE AM) RET!Jl{N TillS FORM MAY RESUI:i' IN BACKUP WITHHOLDING AT THE APPLICABLE WITIIIIOLDING RATE OF ANY PAYMENTS MADE TO YOU PURSUANT TO TilE MERGER. PLEASE REVIEW INSTRUCTION # 7 FOR ADDITIONAL INFORMATION. 5522